UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2008

ZEBRA TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Corporate Woods Parkway, Vernon Hills, Illinois		60061
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.03.	Amendments to Articles of Incorporation or By-laws; Changes in Fiscal Year.

On February 5, 2008, the Board of Directors of Zebra Technologies Corporation (the “Company”) approved amendments to Article VI of the Amended and Restated By-laws of the Company (the “By-laws”), effective immediately, to provide additional clarification regarding uncertificated shares of its stock.

The above description of the amendments to the By-laws is qualified in its entirety by reference to the complete text of the By-laws, as amended, a copy of which is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

3.2	Amended and Restated By-laws of Zebra Technologies Corporation, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: February 5, 2008	By:	/s/ Anders Gustafsson
Anders Gustafsson
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

3.2	Amended and Restated By-laws of Zebra Technologies Corporation, as amended.